SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):     August 17, 2006
THE PB FINANCIAL SERVICES CORPORATION
(Exact name of Registrant as Specified in Charter)

Georgia	333-78533	58-2466560
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)
9570 Medlock Bridge Road, Duluth, Georgia 30097
(Address of Principal Executive Offices)
(770) 814-8100
Registrant’s telephone number, including area code
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01
Other Events
The Board of Directors of The PB Financial Service Corp, approved a quarterly cash dividend of $0.40 per share.
The dividend is payable September 22, 2206, to stockholders of record at the close of business on September 15, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE PB FINANCIAL SERVICES CORPORATION

DATE: August 18, 2006	By:	/s/ Monty G. Watson

Monty G. Watson President and Chief Executive Officer

/s/ Kelly J. Johnson

Kelly J. Johnson Principal Financial and Accounting Officer